UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

	                   Washington, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            PURSUANT TO SECTION 13 OR 15(D) OF THE
	               SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                   November 20, 2003 (November 20, 2003)



	                       Thomas Nelson, Inc.
-------------------------------------------------------------------------------
	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
-------------------------------------------------------------------------------
  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
-------------------------------------------------------------------------------
              (Address of Principal                  (Zip Code)
                Executive Offices)




Registrant's telephone number, including area code:  615/889-9000




                             TABLE OF CONTENTS
                             -----------------

SIGNATURES
----------
EXHIBIT INDEX
-------------
EX-99.1 PRESS RELEASE 11/20/03
------------------------------




TABLE OF CONTENTS
-----------------


Item 7.  Financial Statements and Exhibits.

         The following exhibit is furnished pursuant to Item 9:

         99.1  Press Release, November 20, 2003

Item 9.  Regulation FD Disclosure

         On November 20, 2003, Thomas Nelson, Inc. issued a press release announcing that its Board of Directors had declared a dividend.
         A copy of the press release is furnished herewith as Exhibit 99.1.



TABLE OF CONTENTS
-----------------


	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                 By:       /s/ Joe L. Powers
                                     -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President
                                           and Secretary


Date:  November 20, 2003



                              EXHIBIT INDEX


Exhibit
Numbers
-------

   99.1		News Release, November 20, 2003